UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 27, 2012

FUSE SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction

of Incorporation)

000-22991	87-0460247
(Commission File Number)	(IRS Employer Identification No.)

6135 NW 167th Street, #E-21 Miami Lakes, Florida	33015
(Address of Principal Executive Offices)	(Zip Code)

(305) 503-3873

(Registrant’s telephone number, Including Area Code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 27, 2012 Fuse Science, Inc. issued a press release, which among other matters, announced that a corporate/ partnership teleconference and webcast for shareholders and other interested parties will be held on Tuesday, August 28, 2012, at 4:30 p.m. Eastern Time. Interested parties can listen to the live teleconference by dialing (877) 407-0782 from the U.S. or (201) 689-8567 for international callers. Individuals may access the live audio webcast by visiting http://www.investorcalendar.com/ic/cepage.asp?id=169606.

A replay of the teleconference will be available until September 11, 2012 which can be accessed by dialing (877) 660-6853 if calling within the U.S or (201) 612-7415, if calling internationally. Please enter account #286 and conference ID #399504 to access the replay. A replay of the webcast will also be archived and available within the investor relations section of the Company’s web site at www.fusescience.com.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated August 27, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE SCIENCE, INC.

/s/ Brian Tuffin
Brian Tuffin, Chief Executive Officer and Chief Financial Officer

Dated: August 27, 2012

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